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                                                                   Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 22, 2001, included in TC PipeLines, LP's Annual Report on Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement on Form S-3.

                                                  /s/ ARTHUR ANDERSEN LLP

Omaha, Nebraska

April 19, 2002